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Exhibit 99.2

THE MILLS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Amounts In Thousands Except Share Amounts)

        Management has prepared the following unaudited consolidated pro forma financial statements based on the historical financial statements of The Mills Corporation (the "Company") and adjusted to give effect to the acquisition of five shopping center properties acquired from The Cadillac Fairview Corporation Limited and various affiliated entities ("Cadillac Fairview") on January 31, 2003; the acquisition of Riverside Square (the "Riverside Acquisition") on December 13, 2002; and the acquisition of additional ownership interests ("Simon Acquisition") in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills on May 31, 2002 (collectively, the "Acquisitions").

        The unaudited pro forma consolidated balance sheet at December 31, 2002 has been prepared to reflect the subsequent acquisition of the Cadillac Fairview properties as if the acquisition occurred on December 31, 2002. The Simon and Riverside Acquisitions, as well as the sale by the Company of common stock and Series C Preferred Stock during December 2002, are already reflected in the December 31, 2002 balance sheet of the Company. Pro forma adjustments have been recorded to reflect (i) the acquisition of the Cadillac Fairview properties for $547,864, including closing costs of $7,935; (ii) the sale of 100,000 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share, in January 2003, for which the proceeds were used to fund the cash consideration for the Cadillac Fairview properties; (iii) the assumption of $62,000 of debt secured by the Broward Mall with an effective interest rate of 5.344% and maturing in 2009; (iv) a $320,000 new mortgage loan, secured by four of the five Cadillac Fairview properties, with an interest rate of LIBOR plus 210 basis points, of which the interest rate on a portion of the loan has been effectively fixed at 4.17% pursuant to a swap agreement maturing in February 2005 on a notional amount of $245,000.

        The unaudited pro forma consolidated statement of income for the year ended December 31, 2002 has been prepared to present the results of operations of the Company as if the Acquisitions had occurred at the beginning of the period presented. The unaudited pro forma consolidated statement of income for the three months ended March 31, 2003 has been prepared to present the results of operations of the Company as if the acquisition of the Cadillac Fairview properties had occurred at the beginning of the period.

        The Company's historical consolidated financial statements reflect the effect of the Riverside Acquisition on and after December 13, 2002 and the effect of the Simon Acquisition on and after May 31, 2002. The Company has historically accounted for the assets of the Simon Acquisition using the equity method of accounting and continues to do so as the Company continues to be a co-general and co-managing partner. The Company does not consider itself to be in control of its joint venture partnerships when major business decisions require the approval of at least one other general partner. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the Acquisitions and related transactions occurred at the beginning of 2002, nor does it purport to project the consolidated operations for any future period.

        The following unaudited consolidated pro forma financial statements should be read in conjunction with the Company's current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 9, 2003 which updated the Company's Consolidated Financial Statements and Notes thereto to reflect the disposition of 27 single tenant properties as discontinued operations and the adoption of Statement of Financial Accounting Standards No. 145, of which a portion addressed reclassifying extraordinary losses from extinguishment of debt to ordinary income; Consolidated Financial Statements and Notes thereto that are included in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2003, the Form 8-K filed with the SEC on February 11, 2003 announcing the acquisition of the Cadillac Fairview properties, the Company's Form 8-K/A filed with the SEC on March 28, 2003 related to the Cadillac Fairview acquisition, the Company's Form 8-K filed with the SEC on December 20, 2002 and Form 8-K/A, Amendment 1, filed with the SEC on January 30, 2003 related to the Riverside Acquisition; the Company's Form 8-K filed with the SEC on June 17, 2002 and Form 8-K/A Amendments 1, 2 and 3 filed with the SEC on June 28, 2002, September 24, 2002 and November 27, 2002, respectively, related to the Simon Acquisition. In the Company's opinion, all significant adjustments necessary to reflect the effects of the Acquisitions have been made.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(Unaudited and in Thousands)

	Historical (A)	Cadillac Fairview Acquisition Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Income producing property:
Land and land improvements	$246,273	$63,597	(B)	$309,870
Building and improvements	995,914	489,065	(B)	1,484,979
Furniture, fixtures and equipment	54,250	—		54,250
Less: accumulated depreciation and amortization	(290,461)	—		(290,461)

Net income producing property	1,005,976	552,662		1,558,638
Land held for investment and/or sale	11,531	—		11,531
Construction in progress	103,278	—		103,278
Real estate assets held for disposition, net	61,748	—		61,748
Investment in unconsolidated joint ventures	682,723	—		682,723

Net real estate and development assets	1,865,256	552,662		2,417,918
Cash and cash equivalents	79,195	(79,195	)(C)	—
Restricted cash	28,600	8,552	(D)	37,152
Accounts receivable, net	40,550	—		40,550
Notes receivable	23,650	—		23,650
Deferred costs, net	93,749	5,393	(E)	99,142
Other assets	24,421	566	(F)	24,987

TOTAL ASSETS	$2,155,421	$487,978		$2,643,399

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable	$1,243,062	$477,616	(G)	$1,720,678
Liabilities on real estate held for disposition	55,620	—		55,620
Accounts payable and other liabilities	105,205	7,935	(H)	113,140

	1,403,887	485,551		1,889,438

Minority interest	132,261	(20	)(I)	132,241
Series A Cumulative Convertible Preferred Stock, par value $.01, 750 shares authorized, issued and outstanding	75,000	—		75,000
Series B Cumulative Redeemable Preferred Stock, $.01 par value, 4,300 shares authorized, issued and outstanding	107,500	—		107,500
Series C Cumulative Redeemable Preferred Stock, $.01 par value, 3,500 shares authorized, 3,400 and 3,500 (as adjusted for the offering) issued and outstanding, respectively	85,000	2,500	(J)	87,500
Common stock, $.01 par value, 100,000 shares authorized, 43,196 shares issued and outstanding	432	—		432
Additional paid-in capital	822,168	(53	)(K)	822,115
Accumulated deficit	(450,898)	—		(450,898)
Accumulated other comprehensive loss	(14,353)	—		(14,353)
Deferred compensation	(5,576)	—		(5,576)

Total stockholders' equity	544,273	2,447		546,720

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,155,421	$487,978		$2,643,399

See accompanying notes to this financial statement.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(Unaudited and in Thousands Except Share and Per Share Amounts)

(A)
Reflects the Company's audited historical consolidated balance sheet as of December 31, 2002, which includes the Simon and Riverside Acquisitions and the common stock issuance and Series C December 2002 issuance.

(B)
Represents management's estimate of the allocation of the Company's purchase price and closing costs for the Cadillac Fairview properties totaling $552,662 between land and building, including $4,798 related to a fair value adjustment related to the assumed debt. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change.

(C)
Represents the reduction of cash in conjunction with the Cadillac Fairview acquisition.

(D)
Represents increases in restricted cash as a result of establishing required debt service escrow accounts in conjunction with the new mortgage loan secured by four of the Cadillac Fairview properties.

(E)
Reflects deferred loan fees related to the newly acquired mortgage loan. The loan fees will be amortized over five years through the loan maturity date of February 2008. The loan has an initial maturity of February 2006, but the Company intends to exercise its option to extend the maturity date for two one-year terms.

(F)
Reflects increases for prepaid interest on the new mortgage loan.

(G)
Represents changes in mortgages, notes and loans payable as detailed below:

•
a $320,000 mortgage loan that is secured by the following properties: Dover Mall and Dover Commons, The Galleria at White Plains, Northpark Mall and The Esplanade. The interest rate on the new mortgage loan bears interest at LIBOR plus 210 basis points and the interest rate on a portion of the loan has been effectively fixed pursuant to a swap agreement maturing in February 2005 at 4.17% on a notional amount of $245,000. The loan matures in February 2006.

•
Assumption of $62,000 of mortgage debt secured by the Broward Mall property. The stated interest rate on the assumed mortgage is 6.9% and the effective rate is 5.34% after adjustment to fair value. The loan matures in March 2009.

•
An increase of $4,798 related to the fair value adjustment of the assumed debt.

•
A $90,818 increase in the amount outstanding under the Company's unsecured revolving loan in conjunction with the Cadillac Fairview acquisition.

(H)
Represents accruals for expenses incurred related to the Cadillac Fairview acquisition.

(I)
Reflects the pro forma adjustment to minority interest as if the issuance of the 100,000 Series C Cumulative Redeemable Preferred Stock issued in January 2003 had occurred as of December 31, 2002.

(J)
Reflects gross proceeds from the sale of 100,000 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $.01, in January 2003. The Company received approximately $2,427, after expenses, and used all of the proceeds to fund a portion of the cash consideration of the Cadillac Fairview acquisition.

(K)
Represents expenses of $50 related to the sale of 100,000 shares of Series C Cumulative Redeemable Preferred Stock, par value $.01, sold in January 2003, and a dividend prepayment of $23, and net of the pro forma adjustment of $20 allocated to minority interest.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2003
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Cadillac Fairview Acquisition Pro Forma Adjustments		Pro Forma Consolidated (G)
REVENUES:
Minimum rent	$42,241	$3,500 (B	)	$45,741
Percentage rent	47	—		47
Recoveries from tenants	21,554	2,215	(B)	23,769
Other property revenue	3,940	397	(B)	4,337
Management fee income from unconsolidated joint ventures	3,093	—		3,093
Other fee income from unconsolidated joint ventures	848	—		848

Total operating revenues	71,723	6,112		77,835

EXPENSES:
Recoverable from tenants	18,807	1,990	(B)	20,797
Other operating	1,593	247	(B)	1,840
General and administrative	4,334	—		4,334
Depreciation and amortization	16,630	1,015	(C)	17,645

Total operating expenses	41,364	3,252		44,616

	30,359	2,860		33,219
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	5,267	—		5,267
Interest income	2,430	—		2,430
Interest expense	(13,472)	(1,473	)(D)	(14,945)
Other income (expense)	(173)	—		(173)
Foreign currency exchange gains, net	2,259	—		2,259

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	26,670	1,387		28,057
Discontinued operations	128	—		128

INCOME BEFORE MINORITY INTEREST	26,798	1,387		28,185
Minority interest, including Series D Preferred distributions	(6,117)	(380	)(E)	(6,497)

NET INCOME	20,681	1,007		21,688
Series B and Series C Preferred Stock dividends	(4,378)	(10	)(F)	(4,388)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$16,303	$997		$17,300

See accompanying notes to this financial statement.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Continued)
FOR THE THREE MONTHS ENDED MARCH 31, 2003
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Cadillac Fairview Acquisition Pro Forma Adjustments	Pro Forma Consolidated (G)
EARNINGS PER COMMON SHARE—BASIC:
Income before discontinued operations per common share, available to stockholders	$0.38	$0.02	$0.40
Discontinued operations per common share	—	—	—

Income per common share	$0.38	$0.02	$0.40

EARNINGS PER COMMON SHARE—DILUTED:
Income before discontinued operations per common share, available to stockholders	$0.37	$0.03	$0.40
Discontinued operations per common share	—	—	—

Income per common share	$0.37	$0.03	$0.40

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	43,173		43,173

Diluted	43,924		43,924

See accompanying notes to this financial statement.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2003
(Unaudited and in Thousands Except Per Share Amounts)

(A)
Represents the Company's unaudited historical consolidated statement of income for the three months ended March 31, 2003 which includes the results of operations from the Simon Acquisition which was acquired in May 2002 and the results of operations from the Riverside Acquisition which was acquired in December 2002, as well as the results of operation from the Cadillac Fairview properties from February 1 through March 31, 2003.

(B)
Represents the unaudited statement of income for the Cadillac Fairview properties for the month of January 2003.

(C)
Represents depreciation and amortization expense for the month of January 2003 calculated on the preliminary allocation of the purchase price and closing costs to building and improvements based on an estimated useful life of 40 years.

(D)
Reflects interest expense for the month of January 2003 on the newly acquired mortgage loan of $320,000 with an interest rate of 4.17% on a notional amount of $245,000 and LIBOR plus 210 basis points on the remaining $75,000; amortization of the deferred loan fees related to the new mortgage; and the assumed debt of $62,000 with an effective interest rate of 5.34%, after fair market adjustments.

(E)
Represents adjustments to minority interest related to the increase in net income of the Cadillac Fairview properties.

(F)
Reflects dividends on 3,500,000 shares of the 9% Series C Cumulative Redeemable Preferred Stock 100,000 shares were sold in January 2003 for the three months ended March 31, 2003. Dividends on the 9% Series C Preferred Stock are payable quarterly at an annual rate of 9% of the liquidation preference of $25.00 per share (equivalent to $2.25 per share per year). The dividend on the 3,500,000 shares of 9% Series C Cumulative Redeemable Preferred Stock sold in December 2002 and used for the acquisition is already reflected in the historical results.

(G)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per common share, as well as the pro forma weighted average shares outstanding at March 31, 2003. The following table sets forth the computation of pro forma basic and diluted earnings per common share for the three months ended March 31, 2003.

Numerator for pro forma basic earnings per common share	$17,297

Numerator for pro forma diluted earnings per common share	$17,378

Denominator:
Denominator for pro forma basic earnings per common share—weighted average shares	43,345
Unvested Restricted Stock Awards—weighted average common shares	(172)

Denominator for pro forma basic earnings per common share adjusted—weighted average shares	43,173
Employee stock options and restricted stock awards	751

Denominator for pro forma diluted earnings per common share—adjusted weighted average shares	43,924

Pro forma basic earnings per common share	$0.40

Pro forma diluted earnings per common share	$0.40

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)	Cadillac Fairview Acquisition Pro Forma Adjustments		Pro Forma Consolidated (I)
REVENUES:
Minimum rent	$119,568	$—	$4,637	$40,371	(D)	$164,576
Percentage rent	2,267	—	722	1,252	(D)	4,241
Recoveries from tenants	58,123	—	5,635	27,446	(D)	91,204
Other property revenue	15,748	—	402	5,963	(D)	22,113
Management fee income from unconsolidated joint ventures	10,925	415	—	—		11,340
Other fee income from unconsolidated joint ventures	8,856	—	—	—		8,856

Total operating revenues	215,487	415	11,396	75,032		302,330

EXPENSES:
Recoverable from tenants	52,562	—	5,664	25,570	(D)	83,796
Other operating	6,281	—	91	913	(D)	7,285
General and administrative	17,736	—	—	—		17,736
Depreciation and amortization	48,405	2,050	1,954	13,763	(E)	66,172

Total operating expenses	124,984	2,050	7,709	40,246		174,989

	90,503	(1,635)	3,687	34,786		127,341
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	30,509	2,434	—	—		32,943
Interest income	7,440	—	—	—		7,440
Interest expense	(48,156)	1,234	(4,730)	(17,381	)(F)	(69,033)
Loss on extinguishment of debt	(1,260)	—	—	—		(1,260)
Other income (expense)	(653)	—	—	—		(653)
Foreign currency exchange gains, net	11,582	—	—	—		11,582

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	89,965	2,033	(1,043)	17,405		108,360
Discontinued operations	397	—	—	—		397

INCOME BEFORE MINORITY INTEREST	90,362					108,757
Minority interest, including Series D Preferred Unit distributions	(27,887)					(27,915	)(G)

NET INCOME	62,475					80,842
Series B and Series C Preferred Stock dividends	(2,555)					(10,133	)(H)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$59,920					$70,709

See accompanying notes to this financial statement.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)	Cadillac Fairview Acquisition Pro Forma Adjustments	Pro Forma Consolidated (I)
EARNINGS PER COMMON SHARE—BASIC:
Income before discontinued operations per common share	$1.67				$1.68
Discontinued operations per common share	0.01				0.01

Income per common share	$1.68				$1.69

EARNINGS PER COMMON SHARE—DILUTED:
Income before discontinued operations per common share	$1.65				$1.65
Discontinued operations per common share	0.01				0.01

Income per common share	$1.66				$1.66

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	35,491	2,528		3,868	41,887

Diluted	36,355	2,528		3,868	42,751

See accompanying notes to this financial statement.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Share Amounts)

(A)
Represents the Company's audited historical consolidated statement of income for the year ended December 31, 2002 that includes the results of operations from the Simon Acquisition for the period of May 14, 2002 to December 31, 2002 and the results of operations from the Riverside Acquisition from December 13 through December 31, 2002. The historical consolidated statement of income has been re-issued in an updated format in the Company's Current Report on Form 8-K dated December 31, 2002 and filed with the SEC on June 9, 2003 to reflect the disposition of 27 single tenant properties ("Net Lease Properties") as discontinued operations and the adoption of Statement of Financial Accounting Standards ("SFAS" No. 145, "Rescission of Financial Accounting Standards Board ("FASB") No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections."

(B)
Represents the pro forma adjustments for the Simon Acquisition for the period January 1, 2002 to May 13, 2002. In May 2002, the Company sold 7,500,000 shares of common stock, par value $.01 per share, and used a portion of the proceeds to complete the Simon Acquisition. For further information on each adjustment, see the Company's Current Report on Form 8-K/A dated December 13, 2002 and filed with the SEC on January 30, 2003.

(C)
Represents the unaudited statement of income for Riverside for the period from January 1, 2002 through December 12, 2002. For further information on each adjustment, see the Company's Current Report on Form 8-K/A dated December 13, 2002 and filed with the SEC on January 30, 2003.

(D)
Represents the combined statement of certain revenues and certain operating expenses for the Cadillac Fairview properties for the year ended December 31, 2002.

(E)
Represents depreciation and amortization expense calculated on the preliminary allocation of the purchase price and closing costs to building and improvements based on an estimated useful life of 40 years.

(F)
Represents interest on the newly acquired mortgage loan of $320,000 with an interest rate of 4.17% on a notional amount of $245,000 and LIBOR plus 210 basis points on the remaining $75,000 portion of the mortgage loan; amortization of the deferred loan fees related to the Archon new mortgage; and the assumed debt of $62,000 with an effective interest rate of 5.34%, after fair market adjustments. Also includes a reduction in interest expense associated with the Company's use of excess proceeds from the sale of common stock in December 2002, net of costs to acquire the Cadillac Fairview properties, to reduce the outstanding indebtedness under the Company's revolving loan.

(G)
Represents adjustments to minority interest related to the increase in net income resulting from the acquisition.

(H)
Reflects dividends on 3,400,000 shares of the 9% Series C Cumulative Redeemable Preferred Stock for the year ended December 31, 2002 (of which 100,000 shares were issued in January 2003). Dividends on the Series C Preferred Stock are payable quarterly at an annual rate of 9% of the liquidation preference of $25.00 per share (equivalent to $2.25 per share per year).

(I)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per common share, as well as the pro forma weighted average common shares outstanding at December 31, 2002. In May 2002 and December 2002, the Company sold 7,500,000 and 4,000,000 common shares, par value $0.01 per share, in connection with the Simon and Cadillac acquisition. The historical weighted shares for basic and diluted calculations increased by 2,528 and 3,868 from these common stock sales, respectively. The following table sets forth the computation of pro forma basic and diluted earnings per share for the year ended December 31, 2002.

Numerator for pro forma basic earnings per common share	$70,598

Numerator for pro forma diluted earnings per common share	$71,006

Denominator:
Denominator for pro forma basic earnings per common share—weighted average shares	42,122
Unvested Restricted Stock Awards—weighted average common shares	(235)

Denominator for pro forma basic earnings per common share adjusted—weighted average common shares	41,887
Employee stock options and restricted stock awards	864

Denominator for pro forma diluted earnings per common share—adjusted weighted average common shares	42,751

Pro forma basic earnings per common share	$1.69

Pro forma diluted earnings per common share	$1.66

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THE MILLS CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Amounts In Thousands Except Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED BALANCE SHEET DECEMBER 31, 2002 (Unaudited and in Thousands)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED BALANCE SHEET DECEMBER 31, 2002 (Unaudited and in Thousands Except Share and Per Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2003 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2003 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 (Unaudited and in Thousands Except Share Amounts)